SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): September 14, 2001
                               DT SOLUTIONS, INC.
           (Exact name of registrant as specified in its charter)

   Delaware                      0-31461                 23-3048618
(State or other              (Commission File         (I.R.S. Employer
 jurisdiction of                  Number)          Identification Number)
 incorporation)

                        3000 Northwoods Parkway, Suite 240
                            Norcross, Georgia 30071
               (Address of principal executive offices) (Zip Code)
                                (770) 416-8002
               (Registrant's telephone number, including area code)
Item 1.     Changes in Control of Registrant.
     Not applicable.
Item 2.     Acquisition Or Disposition Of Assets
     Not applicable.

Item 3.     Bankruptcy or Receivership.
     Not applicable.
Item 4.     Changes in Registrant's Certifying Accountant.
     Not applicable.
Item 5.     Other Events and Regulation FD Disclosure.
    Not applicable.
Item 6.     Resignations Of Registrant's Directors.
     On September 14, 2001, the Company's board of directors approved a resolution accepting the resignation letter of Michael A. Brewton from the board of directors and as Chief Operating Officer. The board of directors also approved a resolution to accept 1,960,000 shares of Common Stock, no par value, from Mr. Brewton for cancellation.
     The resignation of Mr. Brewton was not the result of a disagreement with the Company.
Item 7.     Financial Statements and Exhibits.
         (a) Financial statements of businesses acquired:  None.
         (b) Pro forma financial information: None.
         (c) Exhibits: None.
Item 8.     Change in Fiscal Year.
     Not applicable.
Item 9.     Regulation FD Disclosure.
     Not applicable.
                                 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WEBTECH INTERNATIONAL INVESTORS GROUP,
INC.
Date: December 17, 2001                 /s/ June M. Cuba
                                        By: June M. Cuba
                                        Its: Vice President and Secretary